Stone Ridge Reinsurance Risk Premium Interval Fund
(the “Fund”)

Supplement
To the
Statement of Additional Information
dated
FEBRUARY 28, 2015

The Fund’s statement of additional information disclosure is revised as follows:

1)
The following disclosure is added under the section titled “ADDITIONAL INVESTMENT INFORMATION” on page 8 of the statement of additional information, immediately after “Equity Securities” and before “Convertible Securities”:

The Fund’s Subsidiary. The assets of the Fund may be invested in a wholly-owned and controlled subsidiary (the “Subsidiary”) formed under the laws of the Cayman Islands. Under an investment management agreement with the Subsidiary, the Adviser will provide the Subsidiary with the same type of management services as the Adviser provides to the Fund. The Fund reserves the right to establish an additional subsidiary or subsidiaries, subject to the approval of the Board of Trustees.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is expected to invest in the same instruments held by the Fund. Therefore, the Fund is subject to the same risks that would apply to the Fund if it held such investments directly. The Subsidiary is not registered under the 1940 Act and  is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as expected and could adversely affect the Fund.

2)	The following disclosure is added under the fifth paragraph of the section titled “INVESTMENT ADVISORY AND OTHER SERVICES - The Adviser” on page 28 of the statement of additional information:

If the Adviser receives compensation for providing management services to the Subsidiary, the Adviser will not receive compensation from the Fund in respect of the assets of the Fund that are invested in the Subsidiary (i.e., the compensation paid to the Adviser for services to the Fund will be calculated based on the Fund’s average daily net assets excluding the net assets of the Subsidiary). The Adviser does not currently receive a management fee from the Subsidiary.

3)	The following disclosure is added under the last paragraph of the section titled “TAX STATUS - Controlled Foreign Corporations” on page 39 of the statement of additional information:

The Subsidiary will be a CFC and the Fund will be a U.S. Shareholder thereof.  Therefore, the rules described in the preceding paragraph will apply to the Fund’s investment in the Subsidiary.  A foreign corporation such as the Subsidiary generally will not be subject to U.S. taxation unless it is treated as engaged in a U.S. trade or business.  The Subsidiary expects to operate in a manner such that it is not so treated; if it were, the Subsidiary would be subject to U.S. federal income tax on a net basis at a rate of 35% and would be subject to an additional 30% branch profits tax, thus reducing the yield of the Fund’s investment in the Subsidiary.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference.

September 30, 2015